EXHIBIT 99.1

www.bankrate.com

For more information contact:

Robert J. DeFranco
Senior Vice President
Chief Financial Officer
www.bankrate.com
bdefranco@bankrate.com
561.630.1230

FOR IMMEDIATE RELEASE

BANKRATE, INC. WILL BEGIN TRADING ON THE NASDAQ SMALLCAP MARKET TODAY

NORTH PALM BEACH, FLORIDA—January 9, 2003—Bankrate, Inc. (NASDAQ: RATE), the Internet’s leading consumer banking marketplace, today reported that its stock will begin trading today on the Nasdaq SmallCap Market under its existing stock symbol RATE. Bankrate provides a free and neutral marketplace through Bankrate.com for consumers seeking a trusted source for data and education for their specific consumer banking needs.

Commenting on today’s announcement Bankrate’s President and CEO Elisabeth DeMarse said, “The move to Nasdaq reflects our success over the past two years in strengthening our business model to attract a growing base of brick and mortar advertisers and on-line partners. Most importantly, we are continuing on a course of profitable growth backed by a virtually debt-free balance sheet. We are committed to increasing value for our shareholders and believe the move to Nasdaq will provide higher visibility for our performance.”

About Bankrate, Inc.

Bankrate Inc. (NASDAQ:RATE) owns and operates Bankrate.com, the Internet’s leading consumer banking marketplace. Averaging over 4 million unique visitors per month, comScore Media Metrix ranked Bankrate.com first in unique visitors in the “Financial Information and Advice” category. Bankrate.com reviews more than 4,800 financial institutions in 173 markets in 50 states. Bankrate.com is a destination site of personal finance channels, including banking, investing, taxes and small business finance. It is the leading aggregator of over 100 financial products, including mortgages, credit cards, new and used auto loans, money market accounts and CDs, checking and ATM fees, home equity loans and online banking fees. Bankrate.com provides financial applications and information to a network of more than 80 partners, including MSN (NASDAQ: MSFT), Yahoo! (NASDAQ: YHOO), America Online (NYSE: AOL), CNN and Smart Money. Bankrate.com’s information is also distributed through more than 100 national and state publications.

4

Certain matters discussed in this press release are or may be considered to be “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. Those statements include statements regarding the intent, belief or current expectations of the Company and members of our management team. Such forward-looking statements include without limitation statements made with respect to future revenue, revenue growth, market acceptance of our products, and profitability. Investors and prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the following: we have a history of losses and could run out of cash; we use barter transactions that do not generate cash; our success depends on Internet advertising revenue, interest rate volatility, establishing and maintaining distribution arrangements, and increasing brand awareness of our Web site; our markets are highly competitive; our Web site may encounter technical problems and service interruptions; we rely on the protection of our intellectual property; we may face liability for information on our Web site; future government regulation of the Internet is uncertain and subject to change; our ownership is heavily concentrated; our success may depend on management and key employees; we may encounter difficulties with future acquisitions; our results of operation may fluctuate significantly; and our stock price may be volatile in the future. These and additional important factors to be considered are set forth under “Item 1. Business—Risk Factors,” “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the other sections of our Annual Report on Form 10-K for the year ended December 31, 2001, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

# # #

5